Exhibit 99.1

Supplemental Information
(Unaudited)

June 30, 2007

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
June 30, 2007

Highlights and Discussion

Page
Reporting Period Highlights – Second Quarter 2007	1
Forward-Looking Statements	3

Financial Statements
Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses
Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Quarterly Operating Ratios	11
Quarterly Dividend Analysis	12
Investor Composition and Analyst Coverage	13
Debt Maturity Schedule – June 30, 2007	14

Portfolio Summary
Property Summary by Region – June 30, 2007 – Wholly Owned Properties	15
Property Summary by Region – June 30, 2007 – Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2007	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly Office Renewal Analysis for Wholly Owned Properties as of June 30, 2007	29
Year to Date Wholly Owned Acquisition Summary as of June 30, 2007	30
Development Summary as of June 30, 2007	31
Year to Date Development Placed into Services as of June 30, 2007	33
Land Inventory as of June 30, 2007	34
Joint Venture Summary as of June 30, 2007	35
Reconciliations of Non GAAP Measurements	36

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non GAAP measurements have been provided on page 36.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights – Second Quarter 2007

Financial Results

•                  Reported Net Income Available to Common Shareholders of $3,852,000, or $.08 per diluted share, for the second quarter of 2007 as compared to $5,463,000, or $.13 per diluted share, for the comparable 2006 period, representing a decrease of 38.5% per share.  Included in our second quarter 2007 net income is a $9.3 million increase in our depreciation and amortization associated with real estate operations, as compared to the second quarter of 2006, contributing to a significant drop in our earnings per share.  Our acquisition of the Nottingham portfolio in January 2007 generated depreciation and amortization of $6.2 million, the primary driver of our $9.3 million increase.  During the second quarter of 2007, we recognized a $1.0 million gain from the disposition of most of our investment in TractManager, Inc., as described below.

•                  Reported FFO – diluted of $31,837,000, or $.57 per share/unit, for the second quarter of 2007 as compared to $25,181,000, or $.49 per share/unit, for the comparable 2006 period, representing an increase of 16.3% per share/unit.  Included in our FFO – diluted is a $1.0 million gain from the disposition of most of our investment in TractManager, Inc.

•                  Reported AFFO – diluted of $21,614,000 for the second quarter of 2007 as compared to $18,946,000 for the comparable 2006 period, representing an increase of 14.1%.

•                  Our FFO payout ratio was 54.0% for the second quarter of 2007 as compared to 56.4% for the comparable 2006 period.  Our AFFO payout ratio was 79.5% for the second quarter of 2007 as compared to 75.0% for the comparable 2006 period.

Acquisitions / Dispositions

•                  On April 6, 2007, we purchased, for $14.0 million, the remaining 50% undivided interest in a 132-acre parcel of land which can support development of 1.75 million square feet of office space in Colorado Springs, Colorado.  In connection with this transaction, we issued 262,165 common units in our operating partnership, valued at $47.68 per unit, for total consideration of $12.5 million.

•                  On June 26, 2007, we received $2.5 million and recognized a $1.0 million gain in connection with the disposition of most of our investment in TractManager, Inc.  TractManager, Inc. is an entity that developed an Internet-based contract imaging and management system for sale to real estate owners and healthcare providers.  We will continue to use the cost method of accounting for our $128,000 remaining investment.

Financing Activity and Capital Transactions

•                  On May 17, 2007, we closed a $150.0 million, 5.65% fixed interest rate loan which matures on June 1, 2017 and requires interest only payments.  We used $120.5 million of the loan proceeds to retire existing indebtedness scheduled to mature in June 2007.  The remaining proceeds and cash reserves were used to repay $30.0 million of borrowings outstanding under our unsecured revolving credit facility.

•                  As of June 30, 2007, our ratio of debt to market capitalization was 41.2%, and our ratio of debt to undepreciated book value of real estate assets was 60.4%.  We achieved an EBITDA interest coverage ratio of 2.77x and an EBITDA fixed charge coverage ratio of 2.31x for this quarter.

Development

•                  In June 2007, we placed our development property located at 11751 Meadowville Lane into service.  All 193,000 square feet in this property are leased through June 30, 2022 to Northrop Grumman.  This property will house both the Virginia Information Technologies Agency (VITA) and Northrop Grumman operations.

Operations

•                  Our wholly owned portfolio was 92.68% occupied and 93.28% leased as of June 30, 2007.  Our entire portfolio was 92.59% occupied and 93.18% leased as of June 30, 2007.

•                  Our same office property cash NOI for the quarter ended June 30, 2007 increased by 2.9%, or $1.3 million, as compared to the quarter ended June 30, 2006.  Our same office property cash NOI was positively impacted by increased occupancy, primarily in our Northern Virginia region.  Our same office portfolio consists of 157 properties and, based on rentable square feet, represents 74.4% of our wholly owned portfolio as of June 30, 2007.

•                  The weighted average lease term of our wholly owned portfolio is 4.9 years as of June 30, 2007, with an average contractual rental rate (including tenant reimbursements of operating costs) of $21.09 per square foot.

•                  We renewed 475,634 square feet, or 69.32%, of our expiring office leases (based upon square footage) with an average committed cost of $4.91 per square foot during the second quarter.  For our renewed space only, we realized an increase in total rent of 5.71%, as measured from the GAAP straight-line rent in effect preceding the renewal date.  For our renewed and retenanted space of 612,306 square feet, we realized an increase in total rent of 6.06%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 0.53% in total cash rent.  We incurred an average committed cost of $7.55 per square foot for our renewed and retenanted space in the second quarter.

•                  We recognized $708,000 in lease termination fees, net of write-offs of related straight-line rents and the write-off of previously unamortized deferred market revenue (SFAS 141 revenues) in the quarter ended June 30, 2007, as compared to $665,000 in the quarter ended June 30, 2006.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                 our ability to borrow on favorable terms;

•                 general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                 adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                 risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                 risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                 our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                 governmental actions and initiatives; and

•                 environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2006.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Revenues from Real Estate Operations	$90,952	$89,675	$77,818	$77,209	$70,769

Total Revenues	$102,645	$99,752	$92,662	$92,000	$84,909

Combined Net Operating Income	$61,876	$58,371	$55,636	$53,331	$50,680

EBITDA	$58,381	$53,852	$51,095	$65,379	$47,614

Net Income	$7,877	$5,547	$9,587	$20,587	$9,116
Preferred Share dividends	(4,025)	(3,993)	(3,790)	(4,307)	(3,653)
Issuance costs associated with redeemed preferred shares	—	—	(2,067)	(1,829)	—
Net Income Available to Common Shareholders	$3,852	$1,554	$3,730	$14,451	$5,463

Earnings per diluted share	$0.08	$0.03	$0.08	$0.33	$0.13

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.08	$0.03	$0.13	$0.37	$0.13

Funds From Operations (FFO) - Diluted	$31,837	$28,288	$25,077	$24,329	$25,181
FFO per diluted share	$0.57	$0.51	$0.48	$0.46	$0.49

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.57	$0.51	$0.52	$0.50	$0.49

Adjusted FFO - Diluted	$21,614	$22,065	$17,695	$19,173	$18,946

Payout Ratios:

Earnings Payout	379.4%	934.9%	356.4%	91.8%	217.0%

FFO - Diluted	54.0%	60.4%	63.5%	65.4%	56.4%

AFFO - Diluted	79.5%	77.4%	89.9%	83.0%	75.0%

Total Dividends/Distributions	$21,378	$21,241	$19,869	$20,380	$18,028

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2007		2006
	June 30	March 31	December 31	September 30	June 30
Assets
Investment in real estate:
Land - operational	$414,870	$412,791	$343,098	$334,430	$337,866
Land - development	205,887	193,715	153,436	155,232	158,096
Construction in progress	163,810	185,579	144,991	160,128	152,099
Buildings and improvements	1,995,254	1,918,742	1,689,359	1,611,425	1,613,341
Investment in and advances to unconsolidated real estate joint ventures	—	—	—	—	1,509
Less: accumulated depreciation	(255,248)	(236,650)	(219,574)	(205,529)	(197,395)
Net investment in real estate	2,524,573	2,474,177	2,111,310	2,055,686	2,065,516

Cash and cash equivalents	15,123	22,003	7,923	10,810	5,748
Restricted cash	20,482	19,030	52,856	51,784	21,073
Accounts receivable, net	18,826	24,478	26,367	26,778	15,446
Deferred rent receivable	47,579	44,294	41,643	39,033	36,638
Deferred charges, net	47,292	45,496	43,710	40,091	34,802
Intangible assets on real estate acquisitions, net	123,861	131,934	87,325	92,061	100,132
Prepaid and other assets	56,993	53,311	48,467	39,679	29,763
Total assets	$2,854,729	$2,814,723	$2,419,601	$2,355,922	$2,309,118

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,552,478	$1,515,183	$1,298,537	$1,206,682	$1,433,718
3.5% Exchangeable senior notes	200,000	200,000	200,000	200,000	—
Accounts payable and accrued expenses	61,531	61,131	68,190	55,487	46,040
Rents received in advance and security deposits	26,547	25,127	20,237	20,842	18,124
Deferred revenue associated with acquired operating leases	13,522	14,607	11,120	12,074	13,906
Distributions in excess of investment in unconsolidated real estate joint ventures	3,852	3,797	3,614	3,103	3,067
Dividends and distributions payable	20,754	20,687	19,164	19,810	17,450
Other liabilities	7,525	8,951	8,249	5,999	5,135
Total liabilities	1,886,209	1,849,483	1,629,111	1,523,997	1,537,440

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	119,297	118,614	104,934	107,212	105,452
Other consolidated real estate joint ventures	2,654	2,408	2,453	1,760	1,778
Total minority interests	130,751	129,822	116,187	117,772	116,030

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	81	81	76	90	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 47,154,605 shares issued as of June 30, 2007)	472	469	429	425	421
Additional paid-in capital	944,818	932,287	758,032	790,525	733,996
Cumulative distributions in excess of net income	(107,277)	(96,516)	(83,541)	(76,046)	(79,062)
Accumulated other comprehensive (loss) gain	(325)	(903)	(693)	(841)	226
Total shareholders’ equity	837,769	835,418	674,303	714,153	655,648
Total shareholders’ equity and minority interests	968,520	965,240	790,490	831,925	771,678
Total liabilities and shareholders’ equity	$2,854,729	$2,814,723	$2,419,601	$2,355,922	$2,309,118

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations
(Dollars and units in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30
Revenues
Rental revenue	$78,824	$75,882	$66,846	$65,839	$61,635
Tenant recoveries and other real estate operations revenue	12,128	13,793	10,972	11,370	9,134
Construction contract revenues	10,620	8,691	12,263	13,219	12,156
Other service operations revenues	1,073	1,386	2,581	1,572	1,984
Total Revenues	102,645	99,752	92,662	92,000	84,909

Expenses
Property operating expenses	29,038	31,748	25,545	25,096	21,640
Depreciation and amortization associated with real estate operations	27,429	26,569	19,984	21,584	18,095
Construction contract expenses	10,136	8,483	11,827	12,465	11,643
Other service operations expenses	1,126	1,405	2,393	1,495	1,818
General and administrative expenses	5,085	4,614	5,042	4,226	3,705
Total Operating Expenses	72,814	72,819	64,791	64,866	56,901

Operating Income	29,831	26,933	27,871	27,134	28,008
Interest expense	(20,541)	(19,876)	(18,716)	(17,793)	(17,132)
Amortization of deferred financing costs	(921)	(884)	(949)	(736)	(606)
Gain on sales of non-real estate investments	1,033	—	—	—	—

Income from continuing operations before equity in (loss) income of unconsolidated entities, income taxes and minority interests	9,402	6,173	8,206	8,605	10,270
Equity in (loss) income of unconsolidated entities	(57)	(94)	(52)	15	(32)
Income tax expense	(178)	(105)	(264)	(202)	(206)
Income from continuing operations before minority interests	9,167	5,974	7,890	8,418	10,032
Minority interest in income from continuing operations
Common units in the Operating Partnership	(825)	(308)	(683)	(753)	(1,095)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	31	47	40	38	25
Income from continuing operations	8,208	5,548	7,082	7,538	8,797
(Loss) income from discontinued operations, net of minority interests	(492)	(1)	2,505	12,452	294
Income before gain on sales of real estate	7,716	5,547	9,587	19,990	9,091
Gain on sales of real estate, net of minority interests	161	—	—	597	25
Net Income	7,877	5,547	9,587	20,587	9,116
Preferred share dividends	(4,025)	(3,993)	(3,790)	(4,307)	(3,653)
Issuance costs associated with redeemed preferred shares	—	—	(2,067)	(1,829)	—
Net Income Available to Common Shareholders	$3,852	$1,554	$3,730	$14,451	$5,463

For EPS Computations:

Numerator for Dilutive EPS	$3,852	$1,554	$3,730	$14,451	$5,463

Denominator:
Weighted Average Common Shares - Basic	46,686	45,678	42,439	42,197	41,510
Dilutive effect of share-based compensation awards	1,105	1,465	1,641	1,649	1,721
Weighted Average Common Shares - Diluted	47,791	47,143	44,080	43,846	43,231

Earnings per diluted share	$0.08	$0.03	$0.08	$0.33	$0.13

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From
Operations (AFFO) and Earnings per diluted share, as adjusted
(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Net Income	$7,877	$5,547	$9,587	$20,587	$9,116
Issuance costs associated with redeemed preferred shares (1)	—	—	(2,067)	(1,829)	—
Combined real estate related depreciation and other amortization	27,087	26,300	19,768	21,305	18,490
Depreciation and amortization of unconsolidated real estate entities	169	168	345	362	109
Depreciation and amortization allocable to minority interests in other consol. entities	(47)	(42)	(41)	(36)	(44)
Loss (gain) on sales of real estate properties, excluding development	11	—	71	(15,262)	6
Funds From Operations (FFO)	35,097	31,973	27,663	25,127	27,677

Minority interest - common units, gross	765	308	1,204	3,509	1,157
Preferred share dividends	(4,025)	(3,993)	(3,790)	(4,307)	(3,653)
Funds From Operations (FFO) - Basic & Diluted	31,837	28,288	25,077	24,329	25,181

Straight line rent adjustments	(3,224)	(2,571)	(2,484)	(2,819)	(2,315)
Amortization of deferred market rental revenue	(473)	(511)	(578)	(276)	(495)
Issuance costs associated with redeemed preferred shares (1)	—	—	2,067	1,829	—
Recurring capital expenditures	(6,526)	(3,141)	(6,387)	(3,890)	(3,425)
Adjusted Funds From Operations (AFFO) - Diluted	$21,614	$22,065	$17,695	$19,173	$18,946

Preferred dividends	4,025	3,993	3,790	4,307	3,653
Preferred distributions	165	165	165	165	165
Common distributions	2,574	2,554	2,622	2,643	2,357
Common dividends	14,613	14,529	13,292	13,265	11,853
Total Dividends/Distributions	$21,378	$21,241	$19,869	$20,380	$18,028

Denominator for earnings per share - Diluted	47,791	47,143	44,080	43,846	43,231
Common units	8,313	8,411	8,495	8,562	8,465
Denominator for funds from operations per share - Diluted	56,104	55,554	52,575	52,408	51,696

Funds From Operations (FFO) - Diluted	$31,837	$28,288	$25,077	$24,329	$25,181
Issuance costs associated with redeemed preferred shares (1)	—	—	2,067	1,829	—
FFO - Diluted , as adjusted for issuance costs associated with redeemed preferred shares	$31,837	$28,288	$27,144	$26,158	$25,181

Numerator for Dilutive EPS Computation	$3,852	$1,554	$3,730	$14,451	$5,463
Issuance costs associated with redeemed preferred shares (1)	—	—	2,067	1,829	—
Numerator for Dilutive EPS Computation, as adjusted	$3,852	$1,554	$5,797	$16,280	$5,463

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.08	$0.03	$0.13	$0.37	$0.13

(1)	Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series E and Series F redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),
Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate
(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Net Income	$7,877	$5,547	$9,587	$20,587	$9,116
Combined interest expense	21,074	20,264	18,885	18,184	17,636
Combined amortization of deferred financing costs	921	884	949	864	609
Income tax expense (benefit), gross	181	105	264	202	206
Depreciation of furniture, fixtures and equipment	342	326	313	601	260
Combined real estate related depreciation and other amortization	27,087	26,300	19,768	21,305	18,490
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(31)	(47)	(40)	(38)	(25)
Minority interest - common units, gross	765	308	1,204	3,509	1,157
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$58,381	$53,852	$51,095	$65,379	$47,614
Addback:
General and administrative	5,085	4,614	5,042	4,226	3,706
Income from service operations	(431)	(189)	(624)	(831)	(679)
Loss (gain) on sales of depreciated real estate properties	11	—	71	(15,262)	6
Gain on sale of non real estate investments	(1,033)	—	—	—	—
Merchant sales and real estate services	(194)	—	—	(166)	1
Equity in loss (income) of unconsolidated entities	57	94	52	(15)	32
Combined Net Operating Income (NOI)	$61,876	$58,371	$55,636	$53,331	$50,680

Discontinued Operations
Revenues from real estate operations	$218	$720	$3,659	$1,849	$2,309
Property operating expenses	(256)	(276)	(296)	(631)	(758)
Depreciation and amortization	—	(57)	(97)	(322)	(655)
Amortization of deferred financing costs	—	—	—	(128)	(3)
General and administrative	—	—	—	—	(1)
Interest	(533)	(388)	(169)	(391)	(504)
Gain (loss) on sales of real estate	(11)	—	(71)	14,699	(32)
(Loss) income from discontinued operations	(582)	(1)	3,026	15,076	356
Minority interests in discontinued operations	90	—	(521)	(2,624)	(62)
(Loss) income from discontinued operations, net of minority interests	$(492)	$(1)	$2,505	$12,452	$294

Gain on sales of real estate, net, per statements of operations	$161	$—	$—	$597	$25
Add income taxes and minority interest	33	—	—	132	—
(Loss) gain on sales of real estate from discontinued operations	(11)	—	(71)	14,699	(32)
Combined gain (loss) on sales of real estate	183	—	(71)	15,428	(7)
Merchant sales and real estate services	(194)	—	—	(166)	1
(Loss) gain on sales of depreciated real estate properties	$(11)	$—	$(71)	$15,262	$(6)

Quarterly Equity Analysis
(Amounts in thousands except per share data, share prices and ratios)

	2007		2006
	June 30	March 31	December 31	September 30	June 30
Common Equity - End of Quarter
Common Shares	47,155	46,880	42,898	42,811	42,374
Common Units	8,319	8,237	8,459	8,525	8,595
Total	55,474	55,117	51,357	51,336	50,969
End of Quarter Common Share Price	$41.01	$45.68	$50.47	$44.76	$42.08
Market Value of Common Shares/Units	$2,274,978	$2,517,745	$2,591,988	$2,297,799	$2,144,776

Common Shares Trading Volume
Average Daily Volume (Shares)	464	416	353	338	284
Average Daily Volume (Dollars in thousands)	$20,650	$20,933	$17,019	$15,199	$11,607
As a Percentage of Weighted Average Common Shares	1.0%	0.9%	0.8%	0.8%	0.7%

Common Share Price Range
Quarterly High	$48.81	$56.45	$51.45	$47.54	$45.74
Quarterly Low	$40.47	$44.85	$44.21	$40.65	$37.32
Quarterly Average	$44.48	$50.27	$48.23	$44.92	$40.83

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding (1)	532	532	—	—	—
Conversion Ratio	0.8163	0.8163	—	—	—
Common Shares Issued Assuming Conversion	434	434	—	—	—

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding (2)	—	—	—	—	1,150
Redeemable Series F Shares Outstanding (3)	—	—	—	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding (4)	3,390	3,390	3,390	3,390	—
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	9,015	6,775
Total Convertible Preferred Equity	884	884	352	352	352
Total Preferred Equity	8,474	8,474	7,942	9,367	7,127
Preferred Share Recorded Book Value at $25 per share	$198,550	$198,550	$198,550	$234,175	$178,175
Preferred Share Recorded Book Value at $50 per share	26,583	26,583	—	—	—
Recorded Book Value of Preferred Equity	$225,133	$225,133	$198,550	$234,175	$178,175

Weighted Average Shares:
Common Shares Outstanding	46,686	45,678	42,439	42,197	41,510
Dilutive effect of share-based compensation awards	1,105	1,465	1,641	1,649	1,721
Common Units	8,313	8,411	8,495	8,562	8,465
Denominator for funds from operations per share - diluted	56,104	55,554	52,575	52,408	51,696

Capitalization
Recorded Book Value of Preferred Shares	$225,133	$225,133	$198,550	$234,175	$178,175
Market Value of Common Shares/Units	2,274,978	2,517,745	2,591,988	2,297,799	2,144,776
Total Equity Market Capitalization	$2,500,111	$2,742,878	$2,790,538	$2,531,974	$2,322,951

Total Debt	$1,752,478	$1,715,183	$1,498,537	$1,406,682	$1,433,718

Total Market Capitalization	$4,252,589	$4,458,061	$4,289,075	$3,938,656	$3,756,669

Debt to Total Market Capitalization	41.2%	38.5%	34.9%	35.7%	38.2%
Debt to Total Assets	61.4%	60.9%	61.9%	59.7%	62.1%
Debt to Undepreciated Book Value of Real Estate Assets	60.4%	60.3%	62.0%	59.8%	60.7%

(1)	We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007.
(2)	We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000 or $25.00 per share.
(3)	We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000 or $25.00 per share.
(4)	We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share liquidation preference on July 20, 2006.

Quarterly Debt Analysis
(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30
Debt Outstanding
Mortgage Loans	$1,196,512	$1,174,859	$1,057,458	$913,354	$1,030,648
Construction Loans	88,966	76,324	56,079	93,328	100,070
Unsecured Revolving Credit Facility	267,000	264,000	185,000	200,000	303,000
Exchangeable Senior Notes (1)	200,000	200,000	200,000	200,000	—
	$1,752,478	$1,715,183	$1,498,537	$1,406,682	$1,433,718

Average Outstanding Balance
Mortgage Loans	$1,184,784	$1,167,459	$918,938	$951,798	$994,927
Construction Loans	85,624	60,559	51,412	103,538	86,257
Unsecured Revolving Credit Facility	276,350	254,419	306,556	324,236	247,678
Exchangeable Senior Notes (1)	200,000	200,000	200,000	28,261	—
	$1,746,758	$1,682,437	$1,476,906	$1,407,833	$1,328,862

Interest Rate Structure
Fixed-Mortgage Loans	$1,162,012	$1,051,243	$1,022,958	$878,854	$947,848
Fixed-Exchangeable Senior Notes (1)	200,000	200,000	200,000	200,000	—
Variable	290,466	363,940	175,579	227,828	385,870
Variable Subject to Interest Rate Protection (2) (3)	100,000	100,000	100,000	100,000	100,000
	$1,752,478	$1,715,183	$1,498,537	$1,406,682	$1,433,718

% of Fixed Rate Loans (4)	83.43%	78.78%	88.28%	83.80%	73.09%
% of Variable Rate Loans (2) (3)	16.57%	21.22%	11.72%	16.20%	26.91%
	100.00%	100.00%	100.00%	100.00%	100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	6.08%	6.12%	6.18%	6.24%	6.30%
Unsecured Revolving Credit Facility	6.62%	6.66%	6.77%	6.83%	6.23%
Exchangeable Senior Notes (1)	3.50%	3.50%	3.50%	3.50%	n/a
Total Weighted Average	5.89%	5.83%	5.99%	6.35%	6.28%

Coverage Ratios (excluding capitalized interest) – All coverage computations include the effect of discontinued operations

Interest Coverage - Combined NOI	2.94	x	2.88	x	2.95	x	2.93	x	2.87	x
Interest Coverage - EBITDA	2.77	x	2.66	x	2.71	x	3.60	x	2.70	x
Debt Service Coverage - Combined NOI	2.50	x	2.09	x	2.45	x	2.42	x	2.33	x
Debt Service Coverage - EBITDA	2.36	x	1.93	x	2.25	x	2.97	x	2.19	x
Fixed Charge Coverage - Combined NOI	2.45	x	2.39	x	2.44	x	2.35	x	2.36	x
Fixed Charge Coverage - EBITDA	2.31	x	2.21	x	2.24	x	2.89	x	2.22	x

(1)

On September 18, 2006, we issued $200.0 million in exchangeable senior notes. The notes bear interest at a fixed interest rate of 3.5%, with interest payable semi-annually beginning March 15, 2007, and mature in September 2026.

(2)	On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced on the same day and expires March 30, 2009.
(3)	On April 27, 2006, we entered into two notional amount swaps aggregating $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expire May 1, 2009.
(4)	Includes interest rate protection agreements.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

OPERATING RATIOS — All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues

(Net Income / Combined Real Estate Revenues)	8.64%	6.14%	11.77%	26.04%	12.47%

Combined NOI as a % of Combined Real Estate Revenues

(Combined NOI / Combined Real Estate Revenues)	67.87%	64.57%	68.28%	67.46%	69.35%

EBITDA as a % of Combined Real Estate Revenues

(EBITDA / Combined Real Estate Revenues)	64.04%	59.57%	62.71%	82.70%	65.16%

G&A as a % of Net Income

(G&A / Net Income)	64.56%	83.18%	52.59%	20.53%	40.64%

G&A as a % of Combined Real Estate Revenues

(G&A / Combined Real Estate Revenues)	5.58%	5.10%	6.19%	5.35%	5.07%

G&A as a % of EBITDA

(G&A / EBITDA)	8.71%	8.57%	9.87%	6.46%	7.78%

Recurring Capital Expenditures	$6,526	$3,141	$6,387	$3,890	$3,425

Recurring Capital Expenditures per average square foot of wholly owned properties	$0.37	$0.19	$0.43	$0.26	$0.24

Recurring Capital Expenditures as a % of NOI (Combined NOI)	10.55%	5.38%	11.48%	7.29%	6.76%

Quarterly Dividend Analysis

2007	2006
June 30	March 31	December 31	September 30	June 30
Common Share Dividends
Dividends per share/unit	$0.310	$0.310	$0.310	$0.310	$0.280
Increase over prior quarter	0.0%	0.0%	0.0%	10.7%	0.0%

Common Dividend Payout Ratios
Payout - Earnings	379.4%	934.9%	356.4%	91.8%	217.0%

Payout - FFO - Diluted	54.0%	60.4%	63.5%	65.4%	56.4%

Payout - AFFO - Diluted	79.5%	77.4%	89.9%	83.0%	75.0%

Dividend Coverage - FFO - Diluted	1.85	x	1.66	x	1.58	x	1.53	x	1.77	x

Dividend Coverage - AFFO - Diluted	1.26	x	1.29	x	1.11	x	1.21	x	1.33	x

Common Dividend Yields
Dividend Yield	3.02%	2.71%	2.46%	2.77%	2.66%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series E Preferred Share Dividends (1)
Preferred Share Dividends Per Share	n/a	n/a	n/a	$0.09965	$0.64063
Preferred Share Dividend Yield	n/a	n/a	n/a	10.250%	10.250%
Quarter End Recorded Book Value	n/a	n/a	n/a	$25.00	$25.00

Series F Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a	n/a	$0.09601	$0.61719	$0.61719
Preferred Share Dividend Yield	n/a	n/a	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	n/a	n/a	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.37598	n/a
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	n/a
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	n/a

Series K Preferred Share Dividends (4)
Preferred Share Dividends Per Share	$0.70000	$0.63770	n/a	n/a	n/a
Preferred Share Dividend Yield	5.600%	5.600%	n/a	n/a	n/a
Quarter End Recorded Book Value	$50.00	$50.00	n/a	n/a	n/a

(1)	We redeemed all of the outstanding Series E Preferred Shares on July 15, 2006 for $28,750,000, or $25.00 per share. A prorated dividend of $0.09965 was recognized in the third quarter of 2006.
(2)	We redeemed all of the outstanding Series F Preferred Shares on October 15, 2006 for $35,625,000, or $25.00 per share. A prorated dividend of $0.09601 was recognized in the fourth quarter of 2006.
(3)

We issued 3,390,000 Series J Cumulative Redeemable Preferred Shares with a $25.00 per share liquidation preference on July 20, 2006 and paid a prorated dividend of $0.4501 on October 15, 2006, $0.37598 of which was recognized in the third quarter of 2006.

(4)

We issued 531,667 Series K Cumulative Redeemable Preferred Shares with a $50.00 per share liquidation preference on January 9, 2007 and paid a dividend of $0.7466 on April 15, 2007, $0.6377 of which was recognized in the first quarter of 2007.

Investor Composition and Analyst Coverage
(as of June 30, 2007)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	863,280	7,140,753	—	8,004,033	14.27%
Non-insiders	46,291,325	1,178,383	610,000	48,079,708	85.73%
	47,154,605	8,319,136	610,000	56,083,741	100.00%

	June 30,	March 31,	December 31,	September 30,	June 30,
RESEARCH COVERAGE	2007	2007	2006	2006	2006

A. G. Edwards	x	x	x	x	x
BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	n/a	n/a
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	x	x	x	x
Merrill Lynch	x	x	n/a	n/a	n/a
RBC Capital Markets	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Debt Maturity Schedule -  June 30, 2007
(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2007	$7,186	$27,438	$1,194	$50,117	$—	$85,935
2008	13,139	142,903	739	74,944	267,000	498,725
2009	9,620	52,228	795	—	—	62,643
2010 (3)	9,103	52,177	272	12,481	—	74,033
2011	7,309	102,264	241	—	—	109,814
2012	5,816	36,124	260	—	—	42,200
2013	2,593	134,843	282	—	—	137,718
2014 (4)	890	8,212	305	—	—	9,407
2015	552	114,558	329	—	—	115,438
2016	321	113,169	356	—	—	113,846
2017	193	300,610	385	—	—	301,188
2018	—	—	417	—	—	417
2019	—	—	373	39	—	412
	$56,722	$1,084,526	$5,948	$137,581	$267,000	$1,551,776

		Net premium to adjust to fair value of debt				702
		Mortgage and Other Loans Payable				$1,552,478

		Exchangeable Senior Notes (5)				$200,000
		Total Debt				$1,752,478

Notes:

(1)          Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)          We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)          Our $9.3 million non-recourse loan that matures in September 2025 will be called in October 2010.  The above table includes the $8.5 million amount due on maturity in 2010.

(4)          We assumed that our $4.9 million non-recourse loan that matures in March 2034 may be prepaid in the three-month period ending March 2014 without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

(5)          Exchangeable Senior Notes expire in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.

Property Summary by Region - June 30, 2007
Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
3	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	157,896
	302 Sentinel Drive (302 NBP)	BWI Airport	NBP		M		157,146
4	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
5	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,681
6	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
7	322 Sentinel Drive (322 NBP)	BWI Airport	NBP	2006	M	125,568
8	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
9	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
10	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
11	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
12	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
13	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
14	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
15	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
16	141 National Business Parkway	BWI Airport	NBP	1990	M	87,247
17	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
18	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
						2,133,027	282,827

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,406
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	70,569
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,127
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	940 Elkridge Landing Road	BWI Airport	APS	1984/2007	M	53,941
22	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
23	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
						1,683,566	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,970
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,397
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M		44,134
7	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,062
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						545,038	44,134

55	Subtotal (continued on next page)					4,361,631	326,961

The S or M notation indicates single story or multi-story, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

55	Subtotal (continued from prior page)					4,361,631	326,961

	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		M		110,000
	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC		S		23,500
						—	133,500

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	150,000

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	611,379
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006	M	89,559	35,441
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,911
5	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	109,003
6	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
7	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,032
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
9	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
10	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
11	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
12	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
13	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
14	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
15	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
16	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
18	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
19	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
20	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
21	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
22	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
23	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
24	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
25	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
26	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						2,190,373	35,441

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	62,084
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	41,704
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	41,382
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	7175 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1996	S	26,500
8	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
9	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,796
10	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,686
11	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
12	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,890
						474,530	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,261
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,986
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	15,229
						155,772	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,259
101	Total Baltimore/Washington Corridor					7,536,565	495,902

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary's County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary's County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary's County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary's County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary's County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary's County	Expedition Park	2005-2006	M	60,029
						121,185	—

1	44425 Pecan Court	St. Mary's County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary's County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary's County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary's County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary's County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary's County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

18	Total St. Mary’s & King George Counties					824,710	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
2	15010 Conference Center Drive	Dulles South	Westfields	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
4	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
5	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
6	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
9	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,453,017	—

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,633
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,361	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

14	Total Northern Virginia					2,466,149	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Other Virginia

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

	201 Technology Park Drive (1)	Southwest Virginia	Russell Regional Business Tech Park		S		102,842

1	Total Other Virginia					193,000	102,842

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	S	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A -- Cranbury	Centrepoint North	1998	S	41,398

1	8 Centre Drive	Exit 8A -- Cranbury	Monroe Center	1989	S	16,199
2	2 Centre Drive	Exit 8A -- Cranbury	Monroe Center	1989	S	16,132
						32,331	—

6	Total Northern/Central New Jersey					417,314	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982/1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

	655 Space Center Drive	Colorado Springs East	Patriot Park		M		103,900
1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
2	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	50,000
3	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						185,907	103,900

	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park		M		59,763

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,222
2	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	41,120	33,629
3	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						154,290	33,629

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	105,788
						324,442	—
12	Total Colorado Springs
						808,031	197,292

The S or M notation indicates single story or multi-story building, respectively.

(1) The lease provides for conveyance of the land parcel.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,311

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803

1	45 West Gude Drive	Rockville		1987	M	108,588
2	15 West Gude Drive	Rockville		1986	M	106,928
						215,516	—

5	Total Suburban Maryland					698,584	—

	Suburban Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	212,856
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	56,512
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,003
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,003
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,372
9	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						690,910	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						422,789	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor's Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,488
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	29,457
7	17 Governor's Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,701
8	15 Governor's Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						401,886	—

1	502 Washington Avenue	Towson		1984	M	91,188
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,497
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	18,451
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						177,567	—

30	Subtotal (continued on next page)					1,693,152	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					1,693,152	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	49,813

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	75,687
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,374	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	44,566
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,912
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	33,134
						207,633	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	51,600
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	50,812
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	39,351
						189,443	—

1	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	37,322
2	5355 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2005	S	36,981
						74,303	—

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	57,600
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	43,197
3	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	38,618
4	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	25,461
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	18,327
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	16,610
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						209,299	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	44,701
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,791
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,868
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	27,507
						136,867	—

1	1001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	216,000

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,399

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	50,498
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,574
						98,072	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,081
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,803
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	24,049
						79,933	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	10552 Philadelphia Road	White Marsh		1996/2005	S	56,000
3	8615 Ridgely's Choice Drive	White Marsh		2005	M	37,797
4	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						184,797	—

66	Total Suburban Baltimore					3,336,085	—

229	TOTAL PORTFOLIO					17,709,781	796,036

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - June 30, 2007

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

16	Total Unconsolidated Joint Venture Properties					671,759	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	M		471,587
	Total Baltimore/Washington Corridor					—	471,587

	Northern Virginia

1	2900 Towerview Road and 13849 Park Center Road	Route 28 South	Renaissance Park	1982	M	78,171	116,706
	Total Northern Virginia					78,171	116,706

2	Total Consolidated Joint Venture Properties					134,037	588,293

18	TOTAL PORTFOLIO					805,796	588,293

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /		Northern /				St. Mary’s &
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Colorado	San	Other	Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Springs	Antonio	Virginia	Portfolio

June 30, 2007

Number of Buildings	101	14	6	4	5	66	18	12	2	1	229
Rentable Square Feet	7,536,565	2,466,149	417,314	960,349	698,584	3,336,085	824,710	808,031	468,994	193,000	17,709,781
Occupied %	93.54%	99.23%	68.73%	100.00%	95.91%	84.34%	92.15%	94.50%	100.00%	100.00%	92.68%
Leased %	94.11%	99.23%	68.73%	100.00%	95.91%	85.65%	92.95%	96.23%	100.00%	100.00%	93.28%

March 31, 2007

Number of Buildings	100	14	6	4	5	66	18	11	2	n/a	226
Rentable Square Feet	7,463,037	2,466,149	417,314	960,349	698,584	3,335,160	824,710	766,911	468,994	n/a	17,401,208
Occupied %	94.11%	99.39%	68.73%	100.00%	94.79%	85.22%	92.15%	94.21%	100.00%	n/a	92.97%
Leased %	94.94%	99.39%	68.73%	100.00%	94.79%	86.91%	92.35%	94.21%	100.00%	n/a	93.66%

December 31, 2006

Number of Buildings	87	14	6	4	5	23	18	11	2	n/a	170
Rentable Square Feet	7,021,396	2,466,113	417,314	960,349	698,584	1,425,788	824,710	766,911	468,994	n/a	15,050,159
Occupied %	95.10%	90.93%	97.18%	100.00%	83.20%	81.06%	92.15%	92.75%	100.00%	n/a	92.78%
Leased %	95.81%	99.46%	97.18%	100.00%	94.79%	85.36%	92.15%	93.04%	100.00%	n/a	95.46%

September 30, 2006

Number of Buildings	86	13	6	4	5	23	18	11	2	n/a	168
Rentable Square Feet	6,825,128	2,242,503	417,314	960,349	704,770	1,425,023	779,059	766,911	468,994	n/a	14,590,051
Occupied %	95.03%	95.89%	97.18%	100.00%	82.18%	84.73%	96.80%	91.20%	100.00%	n/a	93.98%
Leased %	95.65%	99.30%	97.18%	100.00%	82.18%	88.59%	96.80%	92.96%	100.00%	n/a	95.26%

June 30, 2006

Number of Buildings	85	13	8	4	5	25	18	10	2	n/a	170
Rentable Square Feet	6,740,423	2,242,503	538,045	960,349	704,489	1,636,354	779,059	717,018	468,994	n/a	14,787,234
Occupied %	95.52%	94.14%	94.88%	100.00%	82.01%	85.21%	96.74%	87.35%	100.00%	n/a	93.61%
Leased %	96.22%	94.59%	95.12%	100.00%	91.11%	88.34%	97.20%	90.85%	100.00%	n/a	94.97%

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated		Consolidated
	Northern /
	Central	Greater	Suburban	Northern	Total
	New Jersey	Harrisburg	Maryland	Virginia	Portfolio

June 30, 2007

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,759	55,866	78,171	805,796
Occupied %	0.00%	90.96%	75.00%	100.00%	90.73%
Leased %	0.00%	91.13%	75.00%	100.00%	90.87%

March 31, 2007

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,759	55,866	78,171	805,796
Occupied %	0.00%	91.25%	47.95%	100.00%	89.09%
Leased %	0.00%	91.25%	74.94%	100.00%	90.97%

December 31, 2006

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,211	55,866	78,171	805,248
Occupied %	0.00%	91.16%	47.95%	100.00%	89.02%
Leased %	0.00%	91.16%	47.95%	100.00%	89.02%

September 30, 2006

Number of Buildings	—	16	1	1	18
Rentable Square Feet	—	671,759	55,866	78,171	805,796
Occupied %	0.00%	91.46%	47.95%	100.00%	89.27%
Leased %	0.00%	91.46%	47.95%	100.00%	89.27%

June 30, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	86.85%	89.90%	47.95%	100.00%	87.79%
Leased %	86.85%	90.07%	47.95%	100.00%	87.91%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of June 30, 2007

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	229	17,709,781	92.68%	93.28%
Add: Consolidated Joint Venture Properties	2	134,037	89.58%	89.58%
Subtotal	231	17,843,818	92.66%	93.26%
Add: Unconsolidated Joint Venture Properties	16	671,759	90.96%	91.13%
Entire Portfolio	247	18,515,577	92.59%	93.18%

Top Twenty Office Tenants of Wholly Owned Properties as of June 30, 2007 (1)

(Dollars in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (2) (3)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (4)

United States of America	(5)	50	2,314,064	14.1%	$51,895	15.0%	6.1
Northrop Grumman Corporation	(6)	21	954,163	5.8%	23,320	6.7%	6.6
Booz Allen Hamilton, Inc.		9	723,409	4.4%	19,641	5.7%	7.0
Computer Sciences Corporation	(6)	4	454,645	2.8%	11,347	3.3%	3.9
L-3 Communications Holdings, Inc.	(6)	4	221,635	1.4%	8,844	2.6%	6.5
Unisys Corporation	(7)	4	760,145	4.6%	8,665	2.5%	2.2
General Dynamics Corporation		8	270,456	1.6%	7,005	2.0%	2.7
Wachovia Corporation	(6)	5	189,478	1.2%	6,745	1.9%	10.9
The Aerospace Corporation		2	221,785	1.4%	6,504	1.9%	7.4
AT&T Corporation	(6)	9	337,052	2.1%	6,013	1.7%	5.3
Comcast Corporation		9	280,586	1.7%	5,242	1.5%	4.5
The Boeing Company	(6)	4	143,480	0.9%	4,079	1.2%	2.5
Ciena Corporation		3	221,609	1.4%	3,675	1.1%	4.7
Science Applications International Corp.		12	170,839	1.0%	3,244	0.9%	0.4
Lockheed Martin Corporation		6	163,685	1.0%	3,048	0.9%	2.0
Magellan Health Services, Inc.		3	142,199	0.9%	3,021	0.9%	3.4
BAE Systems PLC	(6)	7	212,339	1.3%	2,841	0.8%	3.5
Merck & Co., Inc. (Unisys)	(7)	2	227,273	1.4%	2,621	0.8%	2.0
The Johns Hopkins University		4	115,854	0.7%	2,478	0.7%	8.5
Wyle Laboratories, Inc.		4	174,792	1.1%	2,435	0.7%	5.2

Subtotal Top 20 Office Tenants		170	8,299,488	50.6%	182,661	52.8%	5.6
All remaining tenants		772	8,113,632	49.4%	163,509	47.2%	4.2
Total/Weighted Average		942	16,413,120	100.0%	$346,170	100.0%	4.9

(1)	Table excludes owner occupied leasing activity which represents 147,004 square feet with a weighted average remaining lease term of 7.5 years as of June 30, 2007.
(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2007, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.
(3)	Order of tenants is based on Annualized Rent.
(4)	The weighting of the lease term was computed using Total Rental Revenue.
(5)	Many of our government leases are subject to early termination provisions which are customary to government leases.
The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(6)	Includes affiliated organizations or agencies.
(7)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet in our Greater Philadelphia region.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$42,722	$43,837	$40,093	$38,347	$34,797
Northern Virginia	18,255	17,172	15,400	16,746	15,796
Northern/Central New Jersey	1,006	1,786	4,698	2,317	2,386
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
St. Mary’s and King George Counties	3,029	3,098	3,083	2,979	3,037
Suburban Maryland	3,943	3,967	3,864	4,114	3,785
Suburban Baltimore	13,448	13,081	6,415	7,569	7,230
San Antonio	1,862	1,781	2,046	1,787	1,797
Colorado Springs	3,605	3,594	3,364	3,158	1,963
Other Virginia	641	n/a	n/a	n/a	n/a
Subtotal	91,017	90,822	81,469	79,523	73,297
Eliminations / other	153	(427)	8	(465)	(219)

Combined Real Estate Revenue	$91,170	$90,395	$81,477	$79,058	$73,078

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Office Properties:

Baltimore/Washington Corridor	$29,385	$29,310	$27,532	$25,745	$24,662
Northern Virginia	11,772	10,844	9,535	11,179	9,992
Northern/Central New Jersey	621	1,088	4,064	1,449	1,563
Greater Philadelphia	2,477	2,473	2,461	2,464	2,465
St. Mary’s and King George Counties	2,290	2,326	2,218	2,123	2,333
Suburban Maryland	2,290	2,304	2,333	2,516	2,520
Suburban Baltimore	8,492	7,310	3,387	4,480	4,298
San Antonio	1,477	1,421	1,476	1,477	1,478
Colorado Springs	2,412	2,315	2,020	1,949	1,347
Other Virginia	590	n/a	n/a	n/a	n/a
Subtotal	61,806	59,391	55,026	53,382	50,658
Eliminations / other	70	(1,020)	610	(51)	22

Combined NOI	$61,876	$58,371	$55,636	$53,331	$50,680

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$24,029	$24,363	$23,667	$22,308	$23,375
Northern Virginia	9,922	9,674	8,443	10,385	8,954
Northern/Central New Jersey	563	525	622	682	651
Greater Philadelphia	2,644	2,640	2,628	2,633	2,580
Suburban Maryland	2,097	2,096	2,170	2,275	2,160
St. Mary’s and King George Counties	2,292	2,318	2,180	2,113	2,337
Suburban Baltimore	3,169	2,656	3,143	3,774	3,396
San Antonio	1,146	1,136	1,133	1,101	1,104
Colorado Springs	779	885	815	930	763

Total Office Properties	$46,642	$46,293	$44,801	$46,202	$45,321

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Office Properties: (1)

Baltimore/Washington Corridor	$24,255	$24,642	$24,180	$23,137	$23,986
Northern Virginia	10,478	10,254	9,046	10,896	9,619
Northern/Central New Jersey	696	663	738	798	767
Greater Philadelphia	2,479	2,475	2,463	2,468	2,467
Suburban Maryland	2,292	2,302	2,353	2,506	2,533
St. Mary’s and King George Counties	2,263	2,294	2,163	2,099	2,324
Suburban Baltimore	3,523	2,932	3,381	4,038	3,679
San Antonio	1,495	1,486	1,482	1,484	1,487
Colorado Springs	936	932	872	980	824

Total Office Properties	$48,419	$47,980	$46,677	$48,406	$47,686

(1)	Same office properties include buildings owned for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Suburban Maryland	Suburban Baltimore	St.Mary’s and King George Counties	Colorado Springs	San Antonio	Total Office

2nd Quarter 2007 Average

Number of Buildings	82	13	5	4	6	23	17	5	2	157
Rentable Square Feet	5,970,762	2,242,539	274,929	960,349	754,450	1,423,590	764,681	316,577	468,994	13,176,871
Percent Occupied	93.59%	99.27%	93.38%	100.00%	92.72%	83.91%	96.52%	94.63%	100.00%	94.35%

1st Quarter 2007 Average

Number of Buildings	82	13	5	4	6	23	17	5	2	157
Rentable Square Feet	5,973,544	2,242,539	274,929	960,349	754,450	1,424,674	764,681	316,577	468,994	13,180,737
Percent Occupied	94.29%	97.48%	94.94%	100.00%	91.32%	82.85%	96.52%	94.63%	100.00%	94.20%

4th Quarter 2006 Average

Number of Buildings	82	13	5	4	6	23	17	5	2	157
Rentable Square Feet	5,970,363	2,242,503	274,929	960,349	754,377	1,425,466	764,681	316,577	468,994	13,178,239
Percent Occupied	94.68%	93.43%	95.72%	100.00%	80.51%	83.91%	96.52%	92.67%	100.00%	93.15%

3rd Quarter 2006 Average

Number of Buildings	82	13	5	4	6	23	17	5	2	157
Rentable Square Feet	5,970,277	2,242,503	274,929	960,349	760,636	1,424,950	764,681	316,577	468,994	13,183,896
Percent Occupied	94.57%	95.28%	95.72%	100.00%	79.06%	85.58%	96.43%	91.41%	100.00%	93.47%

2nd Quarter 2006 Average

Number of Buildings	82	13	5	4	6	23	17	5	2	157
Rentable Square Feet	5,970,193	2,242,503	274,929	960,349	760,355	1,424,386	764,681	316,577	468,994	13,182,967
Percent Occupied	95.57%	94.14%	98.22%	100.00%	78.27%	85.71%	96.93%	87.07%	100.00%	93.67%

(1) Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000’s)

July - September	62	421,388	2.6%	$9,214	2.7%	$21.87
October - December	45	597,216	3.6%	12,409	3.6%	20.78
Total 2007	107	1,018,604	6.2%	$21,622	6.2%	$21.23

2008	169	1,759,355	10.7%	35,375	10.2%	20.11
2009	169	3,068,838	18.7%	51,422	14.9%	16.76
2010	149	2,039,997	12.4%	46,920	13.6%	23.00
2011	121	1,519,981	9.3%	29,929	8.6%	19.69
2012	90	1,871,996	11.4%	39,805	11.5%	21.26
2013	26	981,150	6.0%	22,878	6.6%	23.32
2014	21	674,299	4.1%	19,261	5.6%	28.56
2015	27	1,282,888	7.8%	29,987	8.7%	23.37
2016	18	482,966	2.9%	12,151	3.5%	25.16
2017	15	501,622	3.1%	12,253	3.5%	24.43
2018	4	331,115	2.0%	8,523	2.5%	25.74
2019	—	—	0.0%	—	0.0%	0.00
2020	—	—	0.0%	—	0.0%	0.00
2021	1	104,695	0.6%	2,349	0.7%	22.44
2022	3	193,000	1.2%	5,134	1.5%	26.60
2023	—	—	0.0%	—	0.0%	0.00
2024	—	—	0.0%	—	0.0%	0.00
2025	2	468,994	2.9%	7,094	2.0%	15.13

Other (3)	20	113,620	0.7%	1,467	0.4%	12.91

Total / Average	942	16,413,120	100.0%	$346,170	100.0%	$21.09

NOTE:  As of June 30, 2007, the weighted average lease term for the wholly owned properties is 4.9 years.

(1)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of June 30, 2007 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of June 30, 2007

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Suburban Maryland	Suburban Baltimore	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended June 30, 2007:

Expiring Square Feet	210,894	58,720	—	—	402,145	—	14,421	686,180
Vacated Square Feet	77,798	24,007	—	—	103,930	—	4,811	210,546
Renewed Square Feet	133,096	34,713	—	—	298,215	—	9,610	475,634
Retention Rate (% based upon square feet)	63.11%	59.12%	0.00%	0.00%	74.16%	0.00%	66.64%	69.32%

Renewed Space Only:
Average Committed Cost per Square Foot	$5.21	$2.62	$—	$—	$5.08	$—	$3.75	$4.91
Weighted Average Lease Term in years	3.0	4.6	—	—	2.7	—	5.0	3.0

Change in Total Rent - GAAP	6.66%	1.82%	0.00%	0.00%	6.29%	0.00%	-1.63%	5.71%
Change in Total Rent - Cash	-3.55%	-8.20%	0.00%	0.00%	2.39%	0.00%	-7.28%	-1.07%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$8.44	$11.11	$—	$—	$6.29	$—	$3.75	$7.55
Weighted Average Lease Term in years	3.8	5.5	—	—	3.0	—	5.0	3.6

Change in Total Rent - GAAP	7.21%	3.27%	0.00%	0.00%	6.13%	0.00%	-1.63%	6.06%
Change in Total Rent - Cash	1.87%	-6.54%	0.00%	0.00%	1.97%	0.00%	-7.28%	0.53%

Notes:	No renewal or retenanting activity transpired in our Greater Philadelphia, Other Virginia or San Antonio regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Expiring square feet includes early renewals and early terminations.

Year to Date Wholly Owned Acquisition Summary as of June 30, 2007 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Building Count	Square Feet		Occupancy Percentage at Acquisition	Contractual Purchase Price (2)	Investment (2)(3)

Nottingham Portfolio	BWI Airport	1/9-1/10/07	1	59,397		76.8%	$8,910	$9,232

Nottingham Portfolio	Howard Co. Perimeter	1/9-1/10/07	12	380,416		87.8%	57,983	59,666

Nottingham Portfolio	Hunt Valley/ Rte 83 Corridor	1/9-1/10/07	3	91,378		93.9%	12,904	13,641

Nottingham Portfolio	Towson	1/9-1/10/07	4	177,567	(4)	90.7%	25,485	26,266

Nottingham Portfolio	White Marsh	1/9-1/10/07	36	1,642,933		84.5%	219,718	220,253

Total			56	2,351,691			$325,000	$329,018

(1)	Excludes land only acquisitions.
(2)	Contractual purchase price and investment balances exclude value assigned to development land.
(3)	Initial accounting investment recorded by property.
(4)	Excludes approximately 160,000 square foot parking garage although garage purchase price is included in purchase price and investment columns.

Development Summary as of June 30, 2007

(Dollars in thousands)

		Wholly
		Owned	Total
		or Joint	Rentable		Anticipated		Outstanding	Anticipated
		Venture	Square	Percentage	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Leased	Cost	to date	6/30/2007	Operations

Under Construction

5522 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	23,500	100.00%	$4,753	$4,171	$—	3Q 07

6711 Columbia Gateway Drive Columbia, Maryland (1) (2)	Howard Co. Perimeter	Owned	125,000	75.19%	25,018	24,730	14,867	3Q 07

201 Technology Park Drive Lebanon, Virginia	Southwest Virginia	Owned	102,842	100.00%	30,028	17,965	—	4Q 07

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland (3)	BWI Airport	Owned	125,681	100.00%	23,048	20,254	17,400	4Q 07

1055 North Newport Road Colorado Springs, Colorado	Colorado Springs East	Owned	59,763	100.00%	11,713	4,039	—	1Q 08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland (4)	BWI Airport	Owned	157,146	51.33%	31,343	26,737	19,119	1Q 08

1362 Mellon Road Hanover, Maryland (5)	BWI Airport	Owned	44,134	0.00%	9,920	7,912	—	2Q 08

655 Space Center Drive Colorado Springs, Colorado	Colorado Springs East	Owned	103,900	0.00%	18,224	4,346	—	3Q 08

7740 Milestone Parkway Hanover, Maryland (6)	BWI Airport	Under Contract/JV	151,800	0.00%	34,288	4,262	—	2Q 09

5520 Research Park Drive (UMBC) Baltimore, Maryland	BWI Airport	Land Lease	110,000	0.00%	23,336	3,714	—	3Q 09

Total Under Construction			1,003,766	48.46%	$211,671	$118,130	$51,386

(1)	Total loan commitment is $19.5 million.
(2)	Although classified as “Under Construction,” 89,559 square feet are operational.
(3)	Total loan commitment is $21.0 million.
(4)	Total loan commitment is $27.0 million.
(5)	We purchased the remaining 50% interest in this joint venture on May 24, 2007 for $1.3 million.
(6)	Subsequent to June 30, 2007, we executed a joint venture agreement which governs our 50% interest in this development property.

		Wholly
		Owned	Total
		or Joint	Rentable		Anticipated		Outstanding	Anticipated
		Venture	Square	Percentage	Total	Cost	Loan as of	Date of
Property and Location	Submarket	(JV)	Feet	Leased	Cost	to date	6/30/2007	Operations

Redevelopment

9965 Federal Drive Colorado Springs, Colorado (1)	I-25 North Corridor	Owned	74,749	100.00%	$7,452	$6,340	$—	2007

2900 Towerview Road and 13849 Park Center Road Herndon, Virginia (2)	Route 28 South	JV	194,877	40.11%	24,296	19,275	—	2007

7468 Candlewood Road Hanover, Maryland	BWI Airport	JV	471,587	0.00%	60,475	24,177	—	2009

Total Redevelopment			741,213	20.63%	$92,223	$49,792	$—

Under Development

Rockville Corporate Center Rockville, Maryland	Rockville	Owned	110,000	0.00%	$23,599	$4,119	$—	2008

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,550	0.00%	26,036	10,311	—	2008

Riverwood I & II Columbia, Maryland	Howard Co. Perimeter	Owned	70,000	0.00%	14,703	1,753	—	2008

Interquest South, Hybrid I Colorado Springs, Colorado (3)	I-25 North Corridor	Owned	74,000	0.00%	15,163	1,941	—	2008

Interquest South, Hybrid II Colorado Springs, Colorado (3)	I-25 North Corridor	Owned	54,000	0.00%	10,841	1,172	—	2008

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	190,000	0.00%	39,265	5,706	—	2008

316 Sentinel Drive(316 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,000	0.00%	24,978	2,887	—	2008

16444 Commerce Drive Dahlgren, Virginia	King George County	Owned	50,000	0.00%	10,349	908	—	2008

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	161,200	0.00%	33,625	1,688	—	2009

Interquest Epic One Colorado Springs, Colorado (3)	I-25 North Corridor	Owned	151,000	0.00%	30,457	2,334	—	2009

8130 Corporate Drive White Marsh, Maryland	White Marsh	Owned	125,000	0.00%	20,610	2,167	—	2009

110 Thomas Johnson Drive Bldg #2 Frederick, Maryland	Frederick	Owned	85,000	0.00%	16,162	1,666	—	2009

Total Under Development			1,326,750	0.00%	$265,788	$36,652	$—

(1)  Although classified as “Redevelopment,” 41,120 square feet are operational.

(2)      Although classified as “Redevelopment,” 78,171 square feet located at 2900 Towerview Road are operational.  We plan to add 55,000 square feet of flex space at 13849 Park Center Road.

(3)  We purchased the remaining 50% interest in this joint venture on April 6, 2007 for $14.0 million.

Year to Date Development Placed into Service as of June 30, 2007

(Dollars in thousands)

Property and Location	Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Development Square Feet Placed into Service	Percentage of Total Rentable Square Feet Leased or Committed

940 Elkridge Landing Road (AS 7) Linthicum, Maryland	BWI Airport	Owned	53,941	53,941	100.00%

11751 Meadowville Lane Chester, Virginia	Richmond Southwest	Owned	193,000	193,000	100.00%

Total			246,941	246,941	100.00%

Land Inventory as of June 30, 2007

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,800
Westfields Corporate Center	Dulles South	owned	—		—	17	377,300
Westfields Corporate Center	Dulles South	owned	—		—	32	674,200
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			—		—	73	1,523,300

National Business Park (Phase II)	BWI Airport	owned	—		—	16	443,965
National Business Park (Phase III)	BWI Airport	owned	—		—	205	1,250,000
National Business Park (Phase III)	BWI Airport	option	5		—	—	—
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
Arundel Preserve	BWI Airport	under contract/ JV	56	up to	1,648,000	—	—
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	—		—	5	120,000
Total Baltimore / Washington Corridor			61		1,648,000	248	2,123,965

White Marsh (1)	White Marsh	owned	—		—	167	1,692,000
10521 Red Run Boulevard	Owings Mills	owned	—		—	12	190,000
37 Allegheny Avenue	Towson	owned	—		—	0.3	40,000
Total Suburban Baltimore			—		—	179	1,922,000

110 Thomas Johnson Drive	Frederick	owned	—		—	3	85,000
Rockville Corporate Center	Rockville	owned	—		—	5	110,000
Total Suburban Maryland			—		—	8	195,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Total Greater Philadelphia			—		—	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Northern / Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

Interquest (2)	I-25 North Corridor	owned	—		—	111	1,471,000
9965 Federal Drive	I-25 North Corridor	owned	—		—	4	30,000
Patriot Park	Colorado Springs East	owned	—		—	72	860,000
Aerotech Commerce	Colorado Springs East	owned	—		—	7	90,000
Total Colorado Springs			—		—	194	2,451,000

San Antonio	San Antonio	owned	—		—	27	350,000
San Antonio	San Antonio	owned	—		—	31	375,000
Total San Antonio			—		—	58	725,000

Indian Head	Charles County, MD	JV- 75% ownership	153		677,250	—	—
Fort Ritchie (3)	Cascade, MD	owned	—		—	500	1,700,000
Total Other			153		677,250	500	1,700,000

TOTAL			214		2,325,250	1,362	11,615,265

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 31 and 32.

(1)	We sold 1.3 acres of developable land in White Marsh on May 7, 2007 and realized a $187,000 gain.
(2)	We purchased the remaining 50% interest in this joint venture on April 6, 2007 for $14.0 million.
(3)	The Fort Ritchie acquisition includes 306,038 square feet of existing office space, targeted for future redevelopment, and 110 existing usable residential units.

Joint Venture Summary as of June 30, 2007

(Dollars in thousands)

Consolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets	Consolidated Debt as of 6/30/07	Recourse to COPT	Option to Acquire Partner’s Interest
4230 Forbes Boulevard
Lanham, Maryland	50.0%	Operating	55,866	5 acres	$4,264	$—	N/A	Yes

7468 Candlewood Road (1)
Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	26,597	—	N/A	Yes

2900 Towerview Road and 13849 Park Center Road (2)		Operating/
Herndon, Virginia	92.5%	Redevelopment	194,877	12 acres	21,478	—	N/A	Yes

TOTAL					$52,339	$—

Unconsolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	COPT Investment	Off-Balance Sheet Debt as of 6/30/07	Recourse to COPT	Option to Acquire Partner’s Interest

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	671,759	$(3,852)	$66,600	No	No

(1)	The 7468 Candlewood Road project consists of 471,587 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.
(2)	We plan to add 55,000 square feet of flex space at 13849 Park Center Road.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2007		2006
	June 30	March 31	December 31	September 30	June 30

Total Assets or Denominator for Debt to Total Assets	$2,854,729	$2,814,723	$2,419,601	$2,355,922	$2,309,118
Accumulated depreciation	255,248	236,650	219,574	205,529	197,395
Intangible assets on real estate acquisitions, net	123,861	131,934	87,325	92,061	100,132
Assets other than assets included in investment in real estate	(330,156)	(340,546)	(308,291)	(300,236)	(243,601)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,903,682	$2,842,761	$2,418,209	$2,353,276	$2,363,045

GAAP Revenues from Real Estate Operations	$90,952	$89,675	$77,818	$77,209	$70,769
Revenues from discontinued operations	218	720	3,659	1,849	2,309
Combined Real Estate Revenues	$91,170	$90,395	$81,477	$79,058	$73,078

GAAP Revenues from Real Estate Operations	$90,952	$89,675	$77,818	$77,209	$70,769
Property operating expenses	(29,038)	(31,748)	(25,545)	(25,096)	(21,640)
Revenues from discontinued operations	218	720	3,659	1,849	2,309
Property operating expenses from discontinued operations	(256)	(276)	(296)	(631)	(758)
Combined Net Operating Income	$61,876	$58,371	$55,636	$53,331	$50,680

GAAP Net Operating Income for Same Office Properties	$48,419	$47,980	$46,677	$48,406	$47,686
Less: Straight line rent adjustments	(1,532)	(1,384)	(1,575)	(2,225)	(2,065)
Less: Amortization of deferred market rental revenue	(245)	(303)	(300)	21	(300)
Cash Net Operating Income for Same Office Properties	$46,642	$46,293	$44,801	$46,202	$45,321

Depreciation and amortization	$27,429	$26,569	$19,984	$21,584	$18,095
Depreciation of furniture, fixtures and equipment	(342)	(326)	(313)	(601)	(260)
Depreciation and amortization from discontinued operations	—	57	97	322	655
Combined real estate related depreciation and other amortization	$27,087	$26,300	$19,768	$21,305	$18,490

Total tenant improvements and incentives on operating properties	$7,673	$6,517	$9,907	$4,552	$3,317
Total capital improvements on operating properties	2,387	1,581	3,844	2,276	2,536
Total leasing costs for operating properties	2,014	2,979	2,827	3,416	1,421
Less: Nonrecurring tenant improvements and incentives on operating properties	(3,636)	(5,858)	(7,489)	(3,340)	(1,752)
Less: Nonrecurring capital improvements on operating properties	(1,446)	(408)	(1,364)	(467)	(1,068)
Less: Nonrecurring leasing costs for operating properties	(494)	(1,698)	(2,171)	(2,783)	(1,076)
Add: Recurring improvements on operating properties held through joint ventures	28	28	833	236	47
Recurring capital expenditures	$6,526	$3,141	$6,387	$3,890	$3,425

Interest expense from continuing operations	$20,541	$19,876	$18,716	$17,793	$17,132
Interest expense from discontinued operations	533	388	169	391	504
Combined interest expense or denominator for interest coverage	$21,074	$20,264	$18,885	$18,184	$17,636
Scheduled principal amortization	3,696	7,685	3,834	3,822	4,101
Denominator for Debt Service Coverage	$24,770	$27,949	$22,719	$22,006	$21,737
Scheduled principal amortization	(3,696)	(7,685)	(3,834)	(3,822)	(4,101)
Preferred dividends - redeemable non-convertible	4,025	3,993	3,790	4,307	3,653
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$25,264	$24,422	$22,840	$22,656	$21,454

Common dividends for Earnings Payout Ratio	$14,613	$14,529	$13,292	$13,265	$11,853
Common distributions	2,574	2,554	2,622	2,643	2,357
Dividends and distributions for FFO and AFFO Payout Ratio	$17,187	$17,083	$15,914	$15,908	$14,210

Amortization of deferred financing costs from continuing operations	$921	$884	$949	$736	$606
Amortization of deferred financing costs from discontinued operations	—	—	—	128	3
Combined amortization of deferred financing costs	$921	$884	$949	$864	$609